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Exhibit No. 10(ii) - Amendment dated May 16, 2001 to the Mid America Bank, fsb
                     Deferred Compensation Trust Agreement.

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                                   AMENDMENT
                                    OF THE
               MID AMERICA FEDERAL SAVINGS AND LOAN ASSOCIATION
                          DEFERRED COMPENSATION TRUST


     THIS AMENDMENT of the MID AMERICA FEDERAL SAVINGS AND LOAN ASSOCIATION DEFERRED COMPENSATION TRUST is made as of the 16th day of May, 2001, by and between Mid America Bank, fsb (f/k/a Mid America Federal Savings and Loan Association) (the "Association") and American National Bank and Trust Company ("Trustee").

     WHEREAS, the Association has adopted deferred compensation plans for the benefit of certain employees and directors (each a "Plan"); and

     WHEREAS, the Association has adopted a Trust Agreement under the Plan (hereinafter called "Trust"); and

     WHEREAS, the Association and Trustee desire to amend the Trust in response to Internal Revenue Service Notice 2000-56 relating to treatment of certain assets held in the Trust;

     NOW, THEREFORE, pursuant to the authority granted under Section 7.01 of the Trust, the Association does hereby amend the Trust as follows:

     1. Article IV is amended by adding a new Section 4.01A to read as follows:

          "4.01A Contributions by MAF Bancorp, Inc. Notwithstanding anything in this Trust Agreement to the contrary, any assets (including MAF common stock) contributed or deemed contributed by MAF Bancorp, Inc., the parent holding company of the Association ("MAF"), for the benefit of Participants, shall be subject to the claims of the general creditors of MAF as well as the general creditors of the Association. With respect to assets contributed by MAF, MAF shall be deemed to be the grantor hereunder and references in this Trust Agreement to the Association shall, with respect to such assets, be deemed to be references to MAF. Further, for purposes of Article V and claims of creditors, with respect to such assets, including MAF common stock, references in Article V to the Association shall also be deemed references to MAF."

     2.   Article V is amended by adding a new Section 5.03 to read as follows:

          "5.03 Insolvency of MAF. If, pursuant to Section 5.01 and 5.02 hereof (each as modified by Section 4.01A), the Trustee receives notice of the Insolvency of MAF or determines that MAF is Insolvent, the Trustee shall discontinue payments to Participants or their beneficiaries and shall hold the

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     assets of the Trust (including MAF common stock) which have been contributed or have been deemed to have been contributed by MAF for the benefit of MAF's general creditors, although such assets (including MAF common stock) may also be subject to the claims of the creditors of the Association. Nothing in this Trust Agreement shall in any way diminish any rights of Participants or their beneficiaries to pursue their rights as general creditors of the Association or MAF with respect to benefits due under the Plan or otherwise."

     3. All references in the Trust to Mid America Federal Savings and Loan Association shall be amended to be references to "Mid America Bank, fsb".

     4.  The effective date of this First Amendment shall be May 16, 2001.

     IN WITNESS WHEREOF, this Amendment of Trust Agreement has been duly executed by the duly authorized officers of the Association hereto, effective as of the day and year first above written.


ATTEST/WITNESS:                           MID AMERICA BANK, fsb


/s/  Michael J. Janssen                   By: /s/  Allen Koranda
----------------------------                 -----------------------------

Name: Michael J. Janssen                  Name: Allen Koranda
     -----------------------                   ---------------------------

Title: Senior Vice President              Title: Chief Executive Officer
      ----------------------                    --------------------------

                                          Date:  5/16/01
                                               ---------------------------
Acknowledged and Received:

AMERICAN NATIONAL BANK AND
TRUST COMPANY, TRUSTEE


By: /s/  Stephen C. Lewis
   -----------------------------

Name: Stephen C. Lewis
     ---------------------------

Title: First Vice President
      --------------------------

Date:  8/2/01
     ---------------------------

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